PUTNAM ADJUSTABLE RATE U.S. GOVERNMENT FUND

                   Supplement dated December 1, 1995
                  to Prospectus dated March 1, 1995

Effective as of the date of this Supplement, employee
benefit plans of companies with at least 200 eligible
employees may purchase shares of the Fund without a sales
charge.  Also, contingent deferred sales charges may be
waived under certain circumstances.   Accordingly,  the
Fund's Prospectus is revised as follows:


(1) The second footnote following "Examples" under the heading "Expenses summary" is replaced by the following:

     ** A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge. See
          "How to buy shares -- Class A shares."


(2)  The section "Class A shares" under the heading
"Alternative Sales Arrangements" is replaced with the following:

          Class A shares. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of Class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than Class B and Class M shares. See "How to buy shares -- Class A shares" and "Distribution Plans."

(3) The second, third and fourth paragraphs under the heading "How to buy shares -- Class A shares" are replaced with the following:

          There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% or 0.50%, respectively, will be imposed if you redeem these shares within the first or second year after purchase, based on the lower of the shares' cost and current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.
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          In addition, there are no sales charges on shares
          purchased by participant-directed employee benefit plans with at least 200 eligible employees.

          Shares purchased by certain investors investing $1 million or more who have made arrangements with Putnam Mutual Funds and whose dealer of record waived the commission as described below are not subject to the CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the Statement of Additional Information for more information about the CDSC.

          Except as stated below, Putnam Mutual Funds pays investment dealers of record commissions on sales of Class A shares of $1 million or more based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

          On sales at net asset value to a participant-directed qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates (including a plan with at least 200 eligible employees), Putnam Mutual Funds pays commissions during each one-year measuring period, determined as described above, at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.

          You may be eligible to buy Class A shares at reduced sales charges.

          Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans, and other plans. Descriptions are also included in the order form and in the Statement of Additional Information.

          A participant-directed employee benefit plan participating in a "multi-fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase Class A shares at net asset value. These investments will also be included for purposes of the discount privileges and programs described above.

(4) Effective December 1, 1995, any applicable contingent deferred sales charge will be waived on redemptions of shares following the death or post-purchase disability of a settlor of a living trust account. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

(5) The second sentence in the second paragraph under the heading "Distribution Plans - Class A Distribution Plan" is replaced with the following:

          This calculation excludes until one year after purchase shares purchased at net asset value, known as "NAV shares," by shareholders investing $1 million or more. Also excluded until one year after purchase are NAV shares purchased by participant-directed qualified retirement plans with at least 200 eligible employees. NAV shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.